UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2012

Aon plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Devonshire Square, London, England (Address of Principal Executive Offices)	EC2M 4PL (Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BACKGROUND

On April 2, 2012, Aon Corporation, a Delaware corporation (“Aon Delaware”) completed the reorganization of the corporate structure of the Aon group of companies controlled by Aon Delaware, pursuant to which Aon plc, a public limited company organized under English law (“Aon UK”), became the publicly-held parent company of the Aon group of companies (the “Redomestication”).  In connection with the transactions related to the Redomestication and pursuant to the Agreement and Plan of Merger and Reorganization, dated as of January 12, 2012, as amended, between Aon Delaware and Market Mergeco Inc., a Delaware corporation (“Mergeco”) and wholly-owned subsidiary of Aon Holdings LLC, a Delaware limited liability company (“Aon Intermediate”) and wholly-owned subsidiary of Aon Delaware (as amended, the “Merger Agreement”), Mergeco merged with Aon Delaware (the “Merger”), with Aon Delaware surviving the Merger as a wholly-owned subsidiary of Aon Intermediate.  In connection with the Merger, which was effective at 12:01 a.m. Eastern Time on April 2, 2012 (the “Effective Time”), Aon Intermediate became a wholly-owned subsidiary of Aon UK.  Pursuant to the Merger Agreement, each issued and outstanding share of common stock, par value $1.00 per share, held by stockholders of Aon Delaware at the Effective Time was converted into the right to receive one Class A Ordinary Share, nominal value US$0.01 per share, of Aon UK (collectively, the “Class A Ordinary Shares”). The Class A Ordinary Shares will trade on the New York Stock Exchange (“NYSE”) under the symbol “AON”, the symbol for Aon Delaware common stock prior to the Effective Time.

The issuance of the Class A Ordinary Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-178991) (as amended, the “Registration Statement”) filed by Aon UK, which was declared effective by the SEC on February 6, 2012.

At the Effective Time, Aon UK acquired ownership of Aon Delaware and its subsidiaries. Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Aon UK is the successor issuer to Aon Delaware and the Class A Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act. The Merger Agreement and Amendment No. 1 thereto are attached as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary of the Merger Agreement is qualified in its entirety by reference to such Exhibits to this Current Report on Form 8-K.

Item 1.01  Entry into a Material Definitive Agreement.

U.S. Amended and Restated Indentures

On April 2, 2012, Aon Delaware, entered into the following: (i) Amended and Restated Indenture, dated as of April 2, 2012, among Aon Delaware, Aon UK, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (amending and restating the Indenture, dated as of September 10, 2010, between Aon Delaware and the Trustee) (the “Amended and Restated 2010 Indenture”), (ii) Amended and Restated Indenture, dated as of April 2, 2012, among Aon Delaware, Aon UK and the Trustee (amending and restating the Indenture, dated as of December 16, 2002, between Aon Delaware and the Trustee) (the “Amended and Restated 2002 Indenture”) and (iii) Amended and Restated Indenture, dated as of April 2, 2012, among Aon Delaware, Aon UK and the Trustee (amending and restating the Indenture, dated as of January 13, 1997, as supplemented by the First Supplemental Indenture, dated as of January 13, 1997) (the “Amended and Restated 1997 Indenture,” and together with the Amended and Restated 2010 Indenture and the Amended and Restated 2002 Indenture, the “Amended and Restated Indentures”). In connection with each Amended and Restated Indenture, Aon UK became a guarantor of the notes issued pursuant to such Amended and Restated Indenture. The Amended and Restated 2010 Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated 2002 Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated 1997 Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing summary of each Amended and Restated Indenture is qualified in its entirety by reference to the corresponding Exhibit to this Current Report on Form 8-K.

Canadian Supplemental Indenture

On April 2, 2012, Aon Finance N.S. 1, ULC (“Aon Finance”), a Nova Scotia unlimited liability company and an indirect wholly owned subsidiary of Aon Delaware, entered into a First Supplemental Indenture, dated as of

April 2, 2012, among Aon Finance, as issuer, Aon Delaware, as guarantor, Aon UK, as guarantor, and Computershare Trust Company of Canada, as trustee (the “Canadian Trustee”) (the “Canadian Supplemental Indenture”) (supplementing the Indenture dated as of March 8, 2011 among Aon Finance, as issuer, Aon Delaware, as guarantor and the Canadian Trustee, as trustee (the “Canadian Indenture”)). In connection with the Canadian Supplemental Indenture, Aon UK became a guarantor of obligations under debentures issued pursuant to the Canadian Indenture. The Canadian Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Canadian Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.4 to this Current Report on Form 8-K.

Amended and Restated Trust Deed

On March 30, 2012, Aon Delaware entered into an Amended and Restated Trust Deed, subject to the satisfaction of certain conditions, including the Redomestication, among Aon Delaware, Aon UK, Aon Services Luxembourg & Co S.C.A. (formerly known as Aon Financial Services Luxembourg S.A.) (“Aon Luxembourg”) and BNY Mellon Corporate Trustee Services Limited, as trustee (the “Luxembourg Trustee”) (the “Amended and Restated Trust Deed”) (amending and restating the Trust Deed, dated as of July 1, 2009, as amended and restated on January 12, 2011, among Aon Delaware, Aon Luxembourg and the Luxembourg Trustee (the “Trust Deed”)). In connection with the Amended and Restated Trust Deed, Aon UK became a guarantor of the notes issued pursuant to the Trust Deed.  The Amended and Restated Trust Deed is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Amended and Restated Trust Deed is qualified in its entirety by reference to Exhibit 4.5 to this Current Report on Form 8-K.

Credit Agreement Amendments

Aon Delaware is a party to the $450,000,000 Term Credit Agreement dated June 15, 2011 (the “Term Credit Agreement”), among Aon Delaware, as borrower, Bank of America, N.A., as administrative agent and the other agents and lenders party thereto.  On April 2, 2012, the parties thereto amended the Term Credit Agreement in connection with the completion of the Redomestication, subject to satisfaction of certain conditions, which amendment provided for Aon UK to become party to the Term Credit Agreement and guaranty the obligations of Aon Delaware thereunder and made certain other changes.  The amendment to the Term Credit Agreement (the “Term Credit Agreement Amendment”) is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing summary of the Term Credit Agreement Amendment is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Aon Delaware is a party to the $400,000,000 Five-Year Agreement dated March 20, 2012 (the “Revolving Credit Agreement”), among Aon Delaware, as borrower, Citibank, N.A., as administrative agent and the other agents and lenders party thereto.  On April 2, 2012, in connection with the Redomestication, Aon UK entered into a joinder agreement to the Revolving Credit Agreement, which joinder agreement (“Revolving Credit Agreement Joinder”) provided for Aon UK to become party to the Revolving Credit Agreement and guaranty the obligations of Aon Delaware thereunder.  The Revolving Credit Agreement Joinder is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing summary of the Revolving Credit Agreement Joinder is qualified in its entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K.

Aon Delaware is party to the €650,00,000 Facility Agreement, dated October 15, 2010 (the “European Facility Agreement”), among Aon Delaware, the subsidiaries of Aon Delaware party thereto as borrowers (the “European Facility Borrowers”), Citibank International plc, as agent, and the other agents and lenders party thereto, as amended on July 18, 2011.  On March 30, 2012, the parties thereto entered into an Amendment and Restatement Agreement, subject to the satisfaction of certain conditions, including the Redomestication, which Amendment and Restatement Agreement (the “European Facility Amendment and Restatement Agreement”) provided for Aon UK to become party to the European Facility Agreement and guarantee the obligations of the European Facility Borrowers thereunder and made certain other changes.  The Amendment and Restatement Agreement and amended European Facility Agreement annexed thereto is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing summary of the European Facility Amendment and Restatement Agreement is qualified in its entirety by reference to Exhibit 10.3 to this Current Report on Form 8-K.

Indemnification Agreements

On April 2, 2012 (in respect of all directors and executive officers other than Gregory C. Case) and on March 29, 2012 (in respect of Gregory C. Case), Aon UK entered into deeds of indemnity with each of its directors and executive officers that will indemnify such persons to the maximum extent permitted by applicable law against all losses suffered or incurred by them, among other things, that arise out of or in connection with his or her appointment as a director or officer, an act done, concurred in or omitted to be done by such person in connection with such person’s performance of his or her functions as a director or officer, or an official investigation, examination or other proceedings ordered or commissioned in connection with the affairs of the company of which he or she is serving as a director or officer at the request of the indemnifying company. Forms of the deeds of indemnity entered into by Aon UK with each of: (i) its directors other than Gregory C. Case; (ii) Gregory C. Case and (iii) its executive officers who are not also directors, respectively are filed as Exhibits 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and each is incorporated herein by reference. The foregoing summary of such deeds of indemnity is qualified in its entirety by reference to such Exhibits to this Current Report on Form 8-K.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions seth forth under the headings “U.S. Amended and Restated Indentures, Canadian Supplemental Indenture, Trust Deed Amendment and Restatement Agreement and Credit Agreement Amendments” under Item 1.01 are incorporated herein by reference.

Item 3.01  Notice of Delisting.

As disclosed above, the Class A Ordinary Shares will trade on the NYSE under the same symbol that the Aon Delaware common stock traded under prior to the Effective Time. On March 30, 2012, Aon Delaware received notice that, in connection with Aon Delaware common stock being converted into Class A Ordinary Shares in the Merger, the NYSE would remove Aon Delaware’s common stock from listing on the NYSE on April 2, 2012. The new listing of the Class A Ordinary Shares on the NYSE is effective on and as of April 2, 2012.

Item 3.03  Material Modification to Rights of Security Holders.

The information included in Items 5.03 and 8.01 is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

The information included under the heading “Background”, above, and under Items 1.01 and and 8.01 is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers; Resignation of Directors

As of the Effective Time of the Redomestication, all of the directors of Aon UK prior to the Effective Time, except Gregory C. Case, resigned, and each of the other directors of Aon Delaware immediately prior to the Effective Time was elected as a director of Aon UK.  In addition, as of the Effective Time of the Redomestication, the executive officers of Aon Delaware immediately prior to the Effective Time were elected as the executive officers of Aon UK.

Deed of Assumption and Plan Amendments

On April 2, 2012, Aon UK executed and delivered a Deed of Assumption (the “Deed of Assumption”) pursuant to which Aon UK (i) adopted and assumed, as of the Effective Time, the following equity incentive and compensation plans and related agreements of Aon Delaware, including all awards issued or granted thereunder (each, an “Assumed Plan” and collectively, the “Assumed Plans”): the Aon Corporation 2011 Incentive Plan, the Amended and Restated Global Stock and Incentive Compensation Plan of Hewitt Associates, Inc. and the Aon Stock

Incentive Plan, each as amended, and (ii) assumed, as of the Effective Time, certain rights and obligations under the following compensation and benefit plans of Aon Delaware which will remain sponsored by Aon Delaware: the Aon Savings Plan, the Aon Supplemental Savings Plan, the Aon Corporation Supplemental Employee Stock Ownership Plan, the Aon Corporation 2011 Employee Stock Purchase Plan, the Aon Deferred Compensation Plan, the Aon Stock Award Plan, the Aon Stock Option Plan, and the Employment Agreement dated as of April 4, 2005, between Aon Corporation and Gregory C. Case, each as amended (each, a “Remaining Plan” and collectively, the “Remaining Plans” and together with the Assumed Plans, the “Plans”). The Deed of Assumption is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

The Plans and the change in control agreements entered into by Aon Delaware and each of its executive officers (the “CIC Arrangements”) have been amended, effective as of the Effective Time, (i) to transfer the responsibility for maintaining and sponsoring the Assumed Plans and CIC Arrangements to Aon UK, to have Aon UK adopt and assume the Assumed Plans and the CIC Arrangements as of the Effective Time and to provide for the appropriate substitution of Aon UK in place of Aon Delaware where applicable; (ii) to the extent any Assumed Plan, Remaining Plan or CIC Arrangement provides for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relates to or references, shares of common stock of Aon Delaware, then after the Effective Time, to provide that such plan shall be deemed to provide for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relate to or reference, Class A Ordinary Shares, or benefits or other amounts determined by reference to such Class A Ordinary Shares, on a one-for-one basis; (iii) to transfer and adjust all outstanding equity-based awards that have been granted under the Assumed Plans and Remaining Plans, as of the Effective Time, to Class A Ordinary Shares or rights over Class A Ordinary Shares, as applicable, which are exercisable, issuable, held, available or which vest upon the same terms and conditions as under the applicable plan and the applicable award document or agreement issued thereunder, except that upon the exercise, issuance, holding, availability or vesting of such awards, Class A Ordinary Shares shall be issuable or available on a one-for-one basis, or benefits or other amounts shall be determined by reference to such Class A Ordinary Shares; (iv) to affirm the original intent that the Merger does not constitute a “Change in Control,” a “Change of Control” or any similar phrase or concept defined under the Plans or the CIC Arrangements, and (v) to comply with applicable English or U.S. corporate or tax law requirements.  Copies of the Plans and the CIC Arrangements which have been amended in connection with the Redomestication (or the amendments to such Plans or CIC Arrangements), are filed as Exhibits 10.8-10.14 to this Current Report on Form 8-K and are incorporated herein by reference.

The information under the heading “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomestication, Aon UK amended its articles of association on March 29, 2012 (the “New Articles”). The summary of the material terms of the New Articles described under Item 8.01 of this Current Report on Form 8-K under the heading “Description of Class A Ordinary Shares of Aon UK” and is incorporated herein by reference. Such summary of the New Articles is qualified in its entirety by reference to Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01  Other Events.

Press Release

On April 2, 2012, Aon UK issued a press release regarding the completion of the Redomestication.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Description of Class A Ordinary Shares of Aon UK

Set forth below is a description of the Class A Ordinary Shares.  Such summary of the New Articles is qualified in its entirety by reference to Exhibit 3.1 to this Current Report on Form 8-K.

General

The following information is a summary of the material terms of the Class A Ordinary Shares, as specified in the New Articles.  You are encouraged to read the New Articles carefully.

Pursuant to the Merger Agreement, each issued and outstanding share of common stock of Aon Delaware was converted into the right to receive one Class A Ordinary Share. All of the issued Class A Ordinary Shares are fully paid and not subject to any further calls or assessments by Aon UK. There are no conversion rights, redemption provisions or sinking fund provisions relating to any Class A Ordinary Shares that will be delivered in connection with the Merger.

Under English law, persons who are neither residents nor nationals of the U.K. may freely hold, vote and transfer the Aon UK shares in the same manner and under the same terms as U.K. residents or nationals.

Share Capital

As of the date of this Current Report on Form 8-K, there are 326,415,020 Class A Ordinary Shares (having a nominal (i.e. par) value of US$0.01 each) in issue and 125,000 Class B Ordinary Shares, nominal (i.e. par) value £0.40 per share (“Class B Ordinary Shares”), in issue. Class A Ordinary Shares outstanding before the Merger that were not deliverable to Aon Delaware stockholders in the Merger were cancelled prior to the Merger.

The Board of Directors of Aon UK (the “Aon UK Board”) is authorized to allot up to a total of an additional number of shares as follows:

(a)  415,000,000 Class A Ordinary Shares;

(b)  25,000,000 Preference Shares, or “Preference Shares,” which Preference Shares are a class of shares of Aon UK that may be issued by the Aon UK Board pursuant to the New Articles. The Preference Shares will have such rights and nominal (i.e. par) value as the Aon UK Board shall determine at the time of allotment and issuance and may be issued in one or more classes or series with or without voting rights attached to them, with the Aon UK Board to determine the existence of such voting rights and, if any, the ranking of such voting rights in relation to the other shares in the capital of Aon UK. The Aon UK Board will also determine any other terms and conditions of the Preference Shares, including with regards to their rights: (i) to receive dividends (which may include, without limitation, the right to receive preferential or cumulative dividends); (ii) to distributions made by Aon UK on a winding up, and (iii) to be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such prices or prices or at such rates of exchange and with such adjustments as may be determined by the Aon UK Board. Preference Shares may be issued as redeemable shares, at the option of the Aon UK Board; and

(c)  1 Class C Ordinary Share, which will be used to effect a reduction of capital of Aon UK. The Class C Ordinary Share is of a class of shares of Aon UK that may be issued by the Aon UK Board pursuant to the New Articles and is denominated in US Dollars with a nominal (i.e. par) value of $0.01. The Class C Ordinary Share must be issued without voting rights attached to it. The Class C Ordinary Share will rank equally with all other ordinary shares in the capital of Aon UK for any dividend declared and for any distribution made on a winding up. The Class C Ordinary Share may be issued as a redeemable share, at the option of the Aon UK Board.

The Class A Ordinary Shares and the Class B Ordinary Shares are together referred to as the “Ordinary Shares.”  The outstanding Class B Ordinary Shares have the same rights and privileges in all respects as the Class A Ordinary Shares, with the exception that the Class B Ordinary Shares have no voting rights. If issued, the rights of holders of Preference Shares will be determined by the Aon UK Board in accordance with the New Articles.

Dividends

Subject to the U.K. Companies Act of 2006 (the “Companies Act”), the Aon UK Board may declare a dividend to be paid to the shareholders in accordance with their respective rights and interests in Aon UK, and may fix the time for payment of such dividend. The Aon UK Board may from time to time declare and pay (on any class of shares of any amounts and in any currency) dividends on its issued share capital only out of its distributable reserves, defined as accumulated realized profits less accumulated realized losses, and not out of share capital, which includes share premiums.  Realized reserves are determined with generally accepted accounting principles at the time the relevant accounts are prepared. Aon UK will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves or to the extent that the distribution will reduce the net assets below such amount. In connection with the Merger, Aon UK is seeking to ensure that sufficient distributable reserves will be available to permit dividends, distributions or share repurchases following the closing.

There are no fixed dates on which entitlement to dividends arise on any of the Class A Ordinary Shares. The Aon UK Board may direct the payment of all or any part of a dividend to be satisfied by distributing specific assets, in particular paid up shares or debentures of any other company. The New Articles also permit a scrip dividend scheme under which shareholders may be given the opportunity to elect to receive fully paid Class A Ordinary Shares instead of cash, with respect to all or part of future dividends. Where Class A Ordinary Shares are held by or for the benefit of an Aon UK subsidiary (including Aon Delaware), such subsidiary will have no voting rights and is expected to waive its entitlement to any dividends or distributions, including any scrip dividends, bonus shares or dividends or distributions of property or debentures of any other company.

If a shareholder owes any money to Aon UK relating in any way to any class of Aon UK shares, the Aon UK Board may deduct any of this money from any dividend on the relevant shares, or from other money payable by Aon UK in respect of these shares. Money deducted in this way may be used to pay the amount owed to Aon UK.

Unclaimed dividends and other amounts payable by Aon UK can be invested or otherwise used by directors for the benefit of Aon UK until they are claimed under English law. A dividend or other money remaining unclaimed for a period of twelve years after it first became due for payment will, if the Aon UK Board so resolves, be forfeited and cease to be owing to the shareholder.

Voting Rights

At a general meeting any resolutions put to a vote must be decided on a poll.

Subject to any rights or restrictions as to voting attached to any class of shares and subject to disenfranchisement (i) in the event of non-payment of any call or other sum due and payable in respect of any shares not fully paid, (ii) in the event of any non-compliance with any statutory notice requiring disclosure of an interest in shares, (iii) with respect to any shares held by any subsidiary of Aon UK or (iv) in the event of any non-compliance with the information requirements set out in the New Articles in respect of a resolution that a qualifying member (or members) is (or are) proposing to bring before a meeting, every shareholder (other than Aon Delaware or any other subsidiary of Aon UK) who (being an individual) is present in person or (being a corporation) is present by a duly authorized corporate representative at a general meeting of Aon UK will have one vote for every share of which he or she is the holder, and every person present who has been appointed as a proxy shall have one vote for every share in respect of which he or she is the proxy.

In the case of joint holders, the vote of the person whose name stands first in the register of shareholders and who tenders a vote, whether in person or by proxy, is accepted to the exclusion of any votes tendered by any other joint holders.

The necessary quorum for a general shareholder meeting is the shareholders who together represent at least the majority of the voting rights of all the shareholders entitled to vote at the meeting, present in person or by proxy (i.e., any shares whose voting rights have been disenfranchised pursuant to the Companies Act shall be disregarded for the purposes of determining a quorum).

An annual general meeting shall be called by not less than 21 clear days’ notice and no more than 60 days’ notice. For all other general meetings except general meetings properly requisitioned by shareholders, such meetings shall be called by not less than 14 clear days’ notice and no more than 60 days’ notice. The notice of meeting may also specify a time by which a person must be entered on the register in order to have the right to attend or vote at the meeting. The number of shares then registered in their respective names shall determine the number of votes a person is entitled to cast at that meeting.

An appointment of proxy must be received by Aon UK before the time for holding the meeting or adjourned meeting at which the person named in the appointment of proxy proposes to vote and at such time as may be specified by the Board in compliance with the provisions of the Companies Act and the New Articles. An appointment of proxy not received or delivered in accordance with the New Articles is invalid under English law.

To the extent that as a result of the Merger any Class A Ordinary Shares are held by or for the benefit of any of Aon UK’s subsidiaries, including Aon Delaware, then under the Companies Act such Class A Ordinary Shares will not have voting rights.

Winding Up

In the event of a voluntary winding-up of Aon UK, the liquidator may, on obtaining any sanction required by law, divide among the shareholders the whole or any part of the assets of Aon UK, whether or not the assets consist of property of one kind or of different kinds.

The liquidator may also, with the same authority, transfer the whole or any part of the assets to trustees upon any trusts for the benefit of the shareholders as the liquidator decides. No past or present shareholder can be compelled to accept any asset which could subject him or her to a liability.

Preemptive Rights and New Issues of Shares

Under Section 549 of the Companies Act, directors are, with certain exceptions, unable to allot securities without being authorized either by the shareholders in a general meeting or by the New Articles pursuant to Section 551 of the Companies Act. In addition, under the Companies Act, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to the respective nominal (i.e., par) values of their holdings on the same or more favorable terms, unless a special resolution (i.e. 75 percent of votes cast) to the contrary has been passed in a general meeting of shareholders or the articles of association otherwise provide an exclusion from this requirement (which exclusion can be for a maximum of five years after which shareholders approval would be required to renew the exclusion). In this context, equity securities generally means in relation to Aon UK, Ordinary Shares (being shares other than shares which with respect to dividends or capital, carry a right to participate only up to a specified amount in a distribution) and all rights to subscribe for or convert securities into such shares.

A provision in the New Articles authorizes the directors (generally and unconditionally), for a period up to five years from the date on which the New Articles are adopted by Aon UK to allot equity securities, or to grant rights to subscribe for or to convert or exchange any security into shares of Aon UK, up to an additional 415,000,000 Class A Ordinary Shares, up to 25,000,000 Preference Shares and up to one Class C Ordinary Share, and exclude preemptive rights in respect of such issuances for the same period of time. Such authority will continue for five years and thereafter it must be renewed, but we may seek renewal for additional five year terms more frequently. Aon UK may, before the expiration of any such authority, make an offer or agreement which would or might require Aon UK shares to be allotted (or rights to be granted) after such expiration, and the directors may allot shares or grant rights in pursuance of such an offer or agreement as if the authority to allot had not expired.

Subject to the provisions of the Companies Act and to any rights attached to any existing shares, any Aon UK shares may be issued with, or have attached to them, such rights or restrictions as the shareholders of Aon UK may by resolution determine, or, where the appropriate authorizations are in place in the New Articles, the Aon UK Board may determine such rights or restrictions.

The Companies Act prohibits an English company from issuing shares for no consideration, including with respect to grants of restricted stock made pursuant to equity incentive plans. Accordingly, the nominal value of the shares issued upon the lapse of restrictions or the vesting of any restricted stock award or any other share-based grant underlying any Class A Ordinary Shares must be paid pursuant to the Companies Act.

Disclosure of Interests in Shares

Section 793 of the Companies Act gives Aon UK the power to require persons whom it knows has, or whom it has reasonable cause to believe has, or within the previous three years has had, any ownership interest in any shares (which we refer to as the “default shares”) to disclose prescribed particulars of those shares. For this purpose “default shares” includes any shares allotted or issued after the date of the Section 793 notice in respect of those shares. Failure to provide the information requested within the prescribed period after the date of sending the notice will result in sanctions being imposed against the holder of the “default shares” as provided within the Companies Act.

Under the New Articles, Aon UK will also withdraw certain voting rights of “default shares” if the relevant holder of “default shares” has failed to provide the information requested within the prescribed period after the date of sending the notice, depending on the level of the relevant shareholding (and unless the Aon UK Board decides otherwise).

Alteration of Share Capital/Repurchase of Shares

Aon UK may from time to time by ordinary resolution of its shareholders:

•                  increase its share capital by allotting new shares in accordance with the authority contained in the relevant shareholder resolution and the New Articles;

•                  consolidate and divide all or any of its share capital into shares of a larger nominal amount than the existing shares; and

•                  subdivide any of its shares into shares of a smaller nominal amount than its existing shares.

Subject to the Companies Act and to any rights the holders of any Aon UK shares may have, Aon UK may purchase any of its own shares of any class (including any redeemable shares, if the Aon UK Board should decide to issue any) by way of “off market purchases” with the prior approval of 75 percent of shareholders by special resolution. However, shares may only be repurchased out of distributable reserves or, subject to certain exceptions, the proceeds of a fresh issue of shares made for that purpose.

Transfer of Shares

Aon UK’s New Articles allow shareholders to transfer all or any of their shares by instrument of transfer in writing in any usual form or in any other form which is permitted by the Companies Act and is approved by the Aon UK Board. The instrument of transfer must be executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid) by or on behalf of the transferee.

The Aon UK Board may refuse to register a transfer:

(1)  if the shares in question are not fully paid;

(2)  if it is with respect to more than one class of shares;

(3)  if it is with respect to shares on which Aon UK has a lien;

(4)  if it is in favor of more than four persons jointly;

(5)  if it is not duly stamped (if such a stamp is required);

(6)  if it is not presented for registration together with the share certificate and evidence of title as the Aon UK Board reasonably requires; or

(7)  in certain circumstances, if the holder has failed to provide the required particulars to Aon UK as described in “Disclosure of Interests in Shares” above.

If the Aon UK Board refuses to register a transfer of a share, it shall, within two months after the date on which the transfer was lodged with Aon UK, send to the transferee notice of the refusal, together with its reasons for refusal.

General Meetings and Notices

The notice of a general meeting shall be given to the shareholders (other than any who, under the provisions of the New Articles or the terms of allotment or issue of shares, are not entitled to receive notice), to the Aon UK Board and to the auditors. Under English law, Aon UK is required to hold an annual general meeting of shareholders within 6 months from the day following the end of its fiscal year and, subject to the foregoing, the meeting may be held at a time and place determined by the Aon UK Board whether within or outside of the U.K..

Liability of Aon UK and its Directors and Officers

The New Articles provide that English courts have exclusive jurisdiction with respect to any suits brought by shareholders (in their capacity as such) against Aon UK or its directors.

Anti-takeover Provisions

The level of anti-takeover provisions with respect to Aon UK differs from that with respect to Aon Delaware by virtue of the differences between the Delaware General Corporation Law and the Companies Act and the differences between the certificate of incorporation and by-laws of Aon Delaware and the New Articles. The provisions summarized below do not include those provisions required by the Companies Act. The provisions of the New Articles summarized below may have the effect of discouraging, delaying or preventing hostile takeovers, including those that might result in a premium being paid over the market price of Class A Ordinary Shares, as applicable, and discouraging, delaying or preventing changes in control or management of Aon UK.

An English public limited company is potentially subject to the U.K. City Code on Takeovers and Mergers, or “Takeover Code” if, among other factors, its central place of management and control are within the U.K., the Channel Islands or the Isle of Man. The Takeover Panel will generally look to the residency of a company’s directors to determine where it is centrally managed and controlled. The Takeover Panel has confirmed that, based upon Aon UK’s current and intended plans for its directors and management, the Takeover Code will not apply to Aon UK. It is possible that, in the future, circumstances could change that may cause the Takeover Code to apply to Aon UK.

The Aon UK Board will have the authority, without further action of its shareholders for a period of five years (from the date of adoption of the New Articles), but subject to its statutory and fiduciary duties, and to the requirements of English law on Aon UK, to issue up to 25,000,000 Preference Shares, in one or more series and to fix the powers, preferences, rights and qualifications, limitations or restrictions thereof. Such authority will continue for five years (from the date of adoption of the New Articles) and thereafter it must be renewed, but we may seek renewal for additional five year terms more frequently. The issuance of Preference Shares on various terms could adversely affect the holders of Class A Ordinary Shares. The potential issuance of Preference Shares may discourage bids for Class A Ordinary Shares at a premium over the market price, may adversely affect the market price of Class A Ordinary Shares and may discourage, delay or prevent a change of control of Aon UK.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger and Reorganization, dated as of January 12, 2012, between Aon Corporation and Market Mergeco Inc. (incorporated by reference to Annex A to the Registration Statement on Form S-4/A (File No. 333-178991) filed by Aon Global Limited on February 6, 2012)

2.2	Amendment No. 1 to Merger Agreement, dated as of March 12, 2012, between Aon Corporation and

Market Mergeco Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Aon Corporation on March 12, 2012)

3.1	Articles of Association of Aon plc.

4.1

Amended and Restated Indenture, dated as of April 2, 2012, among Aon Corporation, Aon plc and The Bank of New York Mellon Trust Company, N.A., as trustee (amending and restating the Indenture, dated as of September 10, 2010, between Aon Corporation and The Bank of New York Mellon Trust Company, N.A.)

4.2

Amended and Restated Indenture, dated as of April 2, 2012, among Aon Corporation, Aon plc and The Bank of New York Mellon Trust Company, N.A., as trustee (amending and restating the Indenture, dated as of December 16, 2002, between Aon Corporation and The Bank of New York Mellon Trust Company, N.A.)

4.3

Amended and Restated Indenture, dated as of April 2, 2012, among Aon Corporation, Aon plc and The Bank of New York Mellon Trust Company, N.A. (amending and restating the Indenture, dated as of January 13, 1997, as supplemented by the First Supplemental Indenture, dated as of January 13, 1997)

4.4

First Supplemental Indenture, dated as of April 2, 2012, among Aon Finance N.S. 1, ULC, Aon Corporation, as guarantor, Aon plc, as guarantor, and Computershare Trust Company of Canada, as trustee (supplementing the Indenture dated as of March 8, 2011 among Aon Finance N.S.1, ULC, Aon Corporation, as guarantor, and Computershare Trust Company of Canada, as trustee)

4.5

Amended and Restated Trust Deed, dated as of March 30, 2012, among Aon Corporation, Aon plc, Aon Services Luxembourg & Co. S.C.A. (formerly known as Aon Financial Services Luxembourg S.A.) and BNY Mellon Corporate Trustee Services Limited, as trustee (amending and restating the Trust Deed, dated as of July 1, 2009, as amended and restated on January 12, 2011)

10.1

Amendment No. 1 to Term Credit Agreement, dated as of April 2, 2012, among Aon Corporation, as borrower, Aon plc, as guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent (amending the $450,000,000 Term Credit Agreement, dated as of June 15, 2011, among Aon Corporation, as borrower, Bank of America, N.A., as administrative agent and the other agents and lenders party thereto)

10.2

Joinder Agreement executed by Aon plc as of April 2, 2012 (modifying the $400,000,000 Five-Year Credit Agreement, dated as of March 20, 2012, among Aon Corporation, as borrower, Citibank, N.A., as administrative agent and the other agents and lenders party thereto)

10.3

European Facility Amendment and Restatement Agreement, dated as of March 30, 2012, among Aon Corporation, Aon plc, the subsidiaries of Aon Corporation party thereto as borrowers, Citibank International plc, as agent, and the other agents and lenders party thereto, amending and restating the European Facility Agreement dated as of October 15, 2010 and amended on July 18, 2011

10.4	Form of Deed of Indemnity for Directors of Aon plc

10.5	Form of Deed of Indemnity for Gregory C. Case

10.6	Form of Deed of Indemnity for Executive Officers of Aon plc

10.7	Deed of Assumption of Aon plc dated April 2, 2012

10.8

Master Amendment dated April 2, 2012 to the Aon Savings Plan, Aon Supplemental Savings Plan, Aon Corporation Supplemental Employee Stock Ownership Plan, Aon Corporation 2011 Employee Stock Purchase Plan, Aon Deferred Compensation Plan, Aon Stock Award Plan, Aon Stock Option Plan and the Employment Agreement dated as of April 4, 2005, between Aon Corporation and Gregory C. Case

10.9	First Amendment to the Amended and Restated Global Stock and Incentive Compensation Plan of Hewitt Associates, Inc., dated April 2, 2012

10.10	Second Amendment to the Amended and Restated Aon Stock Incentive Plan, dated April 2, 2012

10.11	Aon Corporation 2011 Incentive Plan, as amended and restated effective April 2, 2012

10.12	First Amendment to the Aon Corporation 2011 Employee Stock Purchase Plan

10.13	Form of Assignment, Assumption and Amendment to Change in Control Agreement for Executive Officers of Aon plc

10.14	Aon Corporation Executive Special Severance Plan, as amended and restated April 2, 2012 and as assumed by Aon plc as of April 2, 2012

99.1	Press Release of Aon plc, dated April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2012	Aon plc

	By:	/s/ Christa Davies
Christa Davies
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger and Reorganization, dated as of January 12, 2012, between Aon Corporation and Market Mergeco Inc. (incorporated by reference to Annex A to the Registration Statement on Form S-4/A (File No. 333-178991) filed by Aon Global Limited on February 6, 2012)

2.2

Amendment No. 1 to Merger Agreement, dated as of March 12, 2012, between Aon Corporation and Market Mergeco Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Aon Corporation on March 12, 2012)

3.1	Articles of Association of Aon plc.

4.1

Amended and Restated Indenture, dated as of April 2, 2012, among Aon Corporation, Aon plc and The Bank of New York Mellon Trust Company, N.A., as trustee (amending and restating the Indenture, dated as of September 10, 2010, between Aon Corporation and The Bank of New York Mellon Trust Company, N.A.)

4.2

Amended and Restated Indenture, dated as of April 2, 2012, among Aon Corporation, Aon plc and The Bank of New York Mellon Trust Company, N.A., as trustee (amending and restating the Indenture, dated as of December 16, 2002, between Aon Corporation and The Bank of New York Mellon Trust Company, N.A.)

4.3

Amended and Restated Indenture, dated as of April 2, 2012, among Aon Corporation, Aon plc and The Bank of New York Mellon Trust Company, N.A. (amending and restating the Indenture, dated as of January 13, 1997, as supplemented by the First Supplemental Indenture, dated as of January 13, 1997)

4.4

First Supplemental Indenture, dated as of April 2, 2012, among Aon Finance N.S. 1, ULC, Aon Corporation, as guarantor, Aon plc, as guarantor, and Computershare Trust Company of Canada, as trustee (supplementing the Indenture dated as of March 8, 2011 among Aon Finance N.S.1, ULC, Aon Corporation, as guarantor, and Computershare Trust Company of Canada, as trustee)

4.5

Amended and Restated Trust Deed, dated as of March 30, 2012, among Aon Corporation, Aon plc, Aon Services Luxembourg & Co. S.C.A. (formerly known as Aon Financial Services Luxembourg S.A.) and BNY Mellon Corporate Trustee Services Limited, as trustee (amending and restating the Trust Deed, dated as of July 1, 2009, as amended and restated on January 12, 2011)

10.1

Amendment No. 1 to Term Credit Agreement, dated as of April 2, 2012, among Aon Corporation, as borrower, Aon plc, as guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent (amending the $450,000,000 Term Credit Agreement, dated as of June 15, 2011, among Aon Corporation, as borrower, Bank of America, N.A., as administrative agent and the other agents and lenders party thereto)

10.2

Joinder Agreement executed by Aon plc as of April 2, 2012 (modifying the $400,000,000 Five-Year Credit Agreement, dated as of March 20, 2012, among Aon Corporation, as borrower, Citibank, N.A., as administrative agent and the other agents and lenders party thereto)

10.3

European Facility Amendment and Restatement Agreement, dated as of March 30, 2012, among Aon Corporation, Aon plc, the subsidiaries of Aon Corporation party thereto as borrowers, Citibank International plc, as agent, and the other agents and lenders party thereto, amending and restating the European Facility Agreement dated as of October 15, 2010 and amended on July 18, 2011

10.4	Form of Deed of Indemnity for Directors of Aon plc

10.5	Form of Deed of Indemnity for Gregory C. Case

10.6	Form of Deed of Indemnity for Executive Officers of Aon plc

10.7	Deed of Assumption of Aon plc dated April 2, 2012

10.8

Master Amendment dated April 2, 2012 to the Aon Savings Plan, Aon Supplemental Savings Plan, Aon Corporation Supplemental Employee Stock Ownership Plan, Aon Corporation 2011 Employee Stock Purchase Plan, Aon Deferred Compensation Plan, Aon Stock Award Plan, Aon Stock Option Plan and the Employment Agreement dated as of April 4, 2005, between Aon Corporation and Gregory C. Case

10.9	First Amendment to the Amended and Restated Global Stock and Incentive Compensation Plan of Hewitt Associates, Inc., dated April 2, 2012

10.10	Second Amendment to the Amended and Restated Aon Stock Incentive Plan, dated April 2, 2012

10.11	Aon Corporation 2011 Incentive Plan, as amended and restated effective April 2, 2012

10.12	First Amendment to the Aon Corporation 2011 Employee Stock Purchase Plan

10.13	Form of Assignment, Assumption and Amendment to Change in Control Agreement for Executive Officers of Aon plc

10.14	Aon Corporation Executive Special Severance Plan, as amended and restated April 2, 2012 and as assumed by Aon plc as of April 2, 2012

99.1	Press Release of Aon plc, dated April 2, 2012